F.N.B. CORPORATION 2007 FBR CAPITAL MARKETS INVESTOR CONFERENCE NEW YORK CITY NOVEMBER 27-28, 2007 WELCOME

DISCLOSURES FORWARD-LOOKING STATEMENTS Certain statements in this presentation, including, without limitation, statements as to the impact of the merger, statements as to F.N.B.'s, Omega's, or their respective management's beliefs, expectations or opinions, and all other statements in this press release, other than historical facts, are forward-looking statements, as such term is defined in the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. Forward- looking statements are subject to risks and uncertainties, are subject to change at any time and may be affected by various factors that may cause actual results to differ materially from the expected or planned results. In addition to the factors discussed above, certain other factors, including without limitation, a significant increase in competitive pressures among financial institutions; changes in the interest rate environment that may reduce interest margins; changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; less favorable than expected general or local economic or political conditions; legislative or regulatory changes that may adversely affect the businesses in which F.N.B. or Omega is engaged; technological issues which may adversely affect F.N.B.'s or Omega's financial operations or customers; changes in the securities markets and other risks detailed from time to time in F.N.B.'s and Omega's filings with the SEC can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements. F.N.B. and Omega may not be able to complete the proposed merger on the terms summarized above or other acceptable terms, or at all, due to a number of factors, including the failure to obtain approval of their respective shareholders, regulatory approvals or to satisfy other customary closing conditions. F.N.B. and Omega disclaim any intent or obligation to publicly update or revise any forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise. ADDITIONAL INFORMATION ABOUT THE MERGER F.N.B. Corporation and Omega Financial Corporation will file a joint proxy statement/prospectus and other relevant documents with the SEC in connection with the merger. The joint proxy statement/prospectus will be mailed to the shareholders of F.N.B. and Omega. SHAREHOLDERS OF F.N.B. AND OMEGA ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by F.N.B. with the SEC, may be obtained free of charge at the SEC's Web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by F.N.B. Corporation by contacting James Orie, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317 and by Omega by contacting Daniel Warfel, CFO, Omega Financial Corporation, 366 Walker Drive, P.O. Box 298, State College, PA 16804-0298, telephone: (814) 231-5778. F.N.B. and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning such participants' ownership of F.N.B. common stock is set forth in the F.N.B.'s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC. Additional information about the interests of those participants may be obtained from reading the joint proxy statement/prospectus relating to the merger when it becomes available. Omega and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning such participants' ownership of Omega common stock is set forth in the Omega's proxy statements and Annual Reports on Form 10- K, previously filed with the SEC. Additional information about the interests of those participants may be obtained from reading the joint proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

AGENDA COMPANY PROFILE BUSINESS STRATEGY FINANCIALS INVESTMENT THESIS

COMPANY PROFILE

HEADQUARTERS: HERMITAGE, PA. CHARTERED 143 YEARS AGO $6.1 BILLION TOTAL ASSETS NYSE: FNB $1.0 BILLION MARKET CAP 42.0% INSTITUTIONAL OWNERSHIP 6.7% INSIDER & EMPLOYEE OWNERSHIP 10 YEAR TOTAL SHAREHOLDER RETURN: 195% for the 10 years thru 12/31/06 BACKGROUND

BOARD LEADERSHIP ELEVEN INDEPENDENT DIRECTORS FIVE FORMER FINANCIAL SERVICES EXECUTIVES THREE INVOLVED AS FINANCIAL SERVICES INVESTORS MONTHLY BOARD MEETINGS

EXPERIENCED MANAGEMENT NAME POSITION AGE BANKING EXPERIENCE STEPHEN GURGOVITS PRES. & CEO 64 46 BRIAN LILLY CFO 49 28 GARY ROBERTS BANK CEO 58 41 GARY GUERRIERI CHIEF CREDIT 47 22

BUSINESS LINES BANKING WEALTH MANAGEMENT INSURANCE CONSUMER FINANCE MERCHANT BANKING

BANKING FOOTPRINT Legend: FNB / PA Branches OMEF Branches (pending acquisition) Overlap of FNB and OMEF (pending acquisition) Hermitage, PA State College, PA

LOAN MIX 2001 2002 2003 2004 2005 2006 2007 Proforma OMEF COMMERCIAL 1251.7 1286.4 1297.559 1440.674 1614.96 2111.752 2234.236 2953.122 DIRECT INSTALLMENT 557 527 776.716 820.886 890.288 926.766 948.986 948.986 CONSUMER LINES OF CREDIT 152.9 206 229.005 251.037 262.969 254.054 245.627 458.547 RESIDENTIAL MORTGAGE 508.5 548.2 468.173 479.769 485.541 490.216 469.587 669.643 INDIRECT INSTALLMENT 499.1 568.5 452.17 389.754 493.74 461.214 440.812 440.812 As of September 30, 2007 8.4% CAGR $ IN MILLIONS

LOAN PRODUCTION OFFICES Orlando Tampa Sarasota Ft. Myers Naples CONCENTRATE ON COMMERCIAL CUSTOMERS KNOW THE MARKETS WELL EXPERIENCED MANAGEMENT TEAM MAINTAIN COMPANY'S STRICT CREDIT DISCIPLINE

PROFILE OF FLORIDA LPOs TOTAL COMMITMENTS $331 MILLION TOTAL OUTSTANDINGS $253 MILLION 6% OF F.N.B. CORPORATION'S LOANS 60% WEIGHTED AVERAGE LOAN TO VALUE; MANY WITH PERSONAL GUARANTEES BALANCES BY LOAN TYPE: % OF FLORIDA OUTSTANDINGS LAND ACQUISITION AND DEVELOPMENT 13% VACANT LAND - RESIDENTIAL 27% VACANT LAND - COMMERCIAL 23% OTHER REAL ESTATE 37% FOCUSING ON COMMERCIAL REAL ESTATE LOANS GOING FORWARD As of September 30, 2007

2003 2004 2005 2006 Q107 2007 Deposits and Cust. Treas. Mgmt. 3520954 3758934 4194460 4624906 4648826 4738340 Total Borrowings 607464 741602 730164 631736 611136 630723 Trust Preferred 128866 128866 128866 151031 151031 151031 INCREASING DEPOSIT FUNDING As of September 30, 2007 TOTAL BORROWINGS TRUST PREFERRED

WEALTH MANAGEMENT FIRST NATIONAL TRUST COMPANY OVER 70 YEARS MANAGING WEALTH $1.8 BILLION UNDER MANAGEMENT RETAIL INVESTMENTS DISCOUNT BROKERAGE ANNUITIES MUTUAL FUNDS STRONG PERFORMANCE STAND ALONE ROE 52.2%, YTD

INSURANCE PROPERTY, CASUALTY AND EMPLOYEE BENEFITS 7 OFFICES 75% COMMERCIAL, ACTIVELY PROVIDES CLIENTS WITH INSURANCE AND RISK MANAGEMENT SERVICES REVENUE - 3 YEAR CAGR OF 17%

REGENCY FINANCE CO. 80 YRS. CONSUMER LENDING EXPERIENCE 55 OFFICES HIGH PERFORMING AFFILIATE : 3.5% ROA 37.1% ROE CONSUMER FINANCE As of September 30, 2007 Ohio Pennsylvania Tennessee

MERCHANT BANKING F.N.B. CAPITAL CORP. STARTED FOURTH QUARTER 2005 COMMERCIAL FINANCE, CAPITAL INVESTMENT MET 2006 TARGET 2007 TARGET OF $6 MILLION

BUSINESS STRATEGY

STRATEGY MANAGE TRADITIONAL FOOTPRINT FOR PROFITABILITY AND CAPITAL EFFICIENCY UNDERTAKE SENSIBLE GROWTH OPPORTUNITIES RETURN EXCESS CAPITAL TO SHAREHOLDERS

OPPORTUNISTIC EXPANSION SUPPLEMENT MODEST GROWTH FILL-IN ACQUISITIONS PITTSBURGH MSA EAST / CENTRAL PENNSYLVANIA ACCRETIVE TO EARNINGS & CAPITAL LOAN PRODUCTION OFFICES IN FLORIDA

OMEGA FINANCIAL: COMPELLING TRANSACTION

FINANCIALS

THIRD QUARTER YEAR-OVER-YEAR RESULTS SMALL CAP SUMMARY (1) F.N.B. CORPORATION EPS COMPARED TO FIRSTCALL ESTIMATES: 72 of 118 Missed In-line EARNINGS PER SHARE: Decreased 7% Comparable NET INTEREST MARGIN: Narrowed 12 bps Maintained NPA RATIO: Worsened 21 bps Improved 12 bps (1) - Keefe Bruyette and Woods study

HIGH PERFORMING RESULTS See Appendix for Reconciliation of FNB's Core Earnings and listing of Regional Peer Group

GROWTH IN REVENUE 2001 2002 2003 2004 2005 2006 Annl'zd 9 Mo.-06 Annl'zd 9 Mo.-07 Net Int Inc. (FTE) 182.73 172.505 172.5 190.2 192.8 192.231 198.041 Noninterest Revenue 64.75 65.67 67.48 73.068 78.4 78.996 82.157 Total Revenue $ IN MILLIONS See Appendix for Reconciliation of FNB's Core Revenue

EFFICIENCY RATIO 2001 2002 2003 2004 2005 2006 9 Mo.-06 9 Mo.-07 FNB 0.642 0.584 0.6031 0.5678 0.5649 0.5723 0.5843 0.5807 Regional Peers 0.5543 0.5839 0.5769 0.5761 0.5712 0.6070000013148 EFFICIENCY IS SUPERIOR TO REGIONAL PEER GROUP See Appendix for listing of FNB's Regional Peer Group

LOW RISK PROFILE As of September 30, 2007 Net Charge-offs 2001 2002 2003 2004 2005 2006 Q1-07 2007 Bank 0.0025 0.0039 0.003 0.0027 0.0016 0.0013 0.0016 Regency 0.0016 0.0017 0.002 0.0019 0.0013 0.001 0.0011 REDUCED NET CHARGE-OFFS ALL % NPLS 2001 2002 2003 2004 2005 2006 Q1-07 2007 1.638 1.576 1.5304 1.869 1.9505 2.1003 STRONG LEVEL OF RESERVES

LOW RISK PROFILE 2002 2003 2004 2005 2006 Q1-07 Q2-07 Q3-07 1.14 0.91 1.03 1.05 0.97 0.9 0.93 0.99 RATE SENSITIVITY CHG. IN NET INTEREST INCOME +100bp ..........(0.3%) -100bp .......... +0.6% As of September 30, 2007 INTEREST RATE RISK 1 YEAR RSA / RSL

Total Risk-Based Tier One Leverage 0.114 0.099 0.074 WELL CAPITALIZED As of September 30, 2007 Well Capitalized Requirements

VALUE CREATION TARGETS EPS GROWTH 5-6% DIVIDEND YIELD PAYOUT RATIO 65-75% 4-6% = SHAREHOLDER RETURN 9-12%

FAVORABLE COMPARISON As of November 13, 2007 One-Year Price Return Annual Dividend Yield Total Return to Shareholders F.N.B. Corporation (7.8%) 5.9% (1.9%) Regional Peers (12) (21.6%) 5.0% (16.6%) National Peers (60) (18.3%) 3.0% (15.3%)

SHAREHOLDER DIVIDENDS 35 CONSECUTIVE YEARS INCREASED DIVIDENDS FNB

INVESTMENT THESIS

CREATING VALUE EXPERIENCED LEADERSHIP DIVERSE REVENUE SOURCES HIGH PERFORMING RESULTS LOW RISK PROFILE SENSIBLE EXPANSION STRATEGY SUSTAINABLE, HIGH CASH DIVIDEND PAYOUT

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APPENDIX

SALES FINANCE DIRECT LOANS REAL ESTATE 0.1 0.53 0.37 REGENCY FINANCE LOAN PORTFOLIO TOTAL LOANS - $146.3 MILLION 86% OF REAL ESTATE LOANS ARE FIRST MORTGAGES 10% 37% 53% As of September 30, 2007

NON-GAAP RECONCILIATION (DOLLARS IN THOUSANDS)

NON-GAAP RECONCILIATION (DOLLARS IN THOUSANDS)

NON-GAAP RECONCILIATION (DOLLARS IN THOUSANDS)

REGIONAL PEER GROUP